              As filed with the Securities and Exchange Commission

                                on March 6, 2000.

                             Securities Act File No.

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

      Pre-Effective Amendment No. [____] Post-Effective Amendment No.[___]

                               SCUDDER FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
               (Address of Principal Executive Offices) (Zip Code)

                                  John Millette
                        Scudder Kemper Investments, Inc.
                             Two International Place
                              Boston, MA 02110-4103

                                      (617) 295-1000
                      (Registrant's Area Code and Telephone Number)

                                     with copies to:

      Caroline Pearson, Esq.              Sheldon A. Jones, Esq.
      Scudder Kemper Investments, Inc.    Dechert Price & Rhoads
      Two International Place             Ten Post Office Square - South
      Boston, MA 02110-4103               Boston, MA  02109-4603

                  Approximate Date of Proposed Public Offering:
    As soon as practicable after this Registration Statement is declared effective.

                      Title of Securities Being Registered:
                 Shares of Beneficial Interest ($.01 par value)
           of Scudder Short Term Bond Fund, a series of the Registrant

-------------------------------------------------------------------------------

It is proposed that this filing will become effective on April 5, 2000 pursuant to Rule 488 under the Securities Act of 1933.

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No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                     PART A

                  INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                                AARP INCOME TRUST

                     AARP HIGH QUALITY SHORT TERM BOND FUND

      Please take notice that a Special Meeting of Shareholders (the "Meeting") of AARP High Quality Short Term Bond Fund (the "Fund"), a series of AARP Income Trust (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., Floor 13, Two International Place, Boston, MA 02110-4103, on July 11, 2000, at 2:00 p.m., Eastern time, for the following purposes:

      PROPOSAL 1: To elect Trustees of the Trust;

      PROPOSAL 2: To approve an Agreement and Plan of Reorganization for the
                  Fund whereby all or substantially all of the assets and liabilities of the Fund would be acquired by Scudder Short Term Bond Fund in exchange for shares of the AARP Shares class of Scudder Short Term Bond Fund; and

      PROPOSAL 3: To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

      The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

      Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

      In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                          By Order of the Board,


                                          [Signature]
                                          Kathryn L. Quirk,
                                          Secretary

[date]

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER

SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                Table of Contents

Introduction....................
Proposal 1: Election of Trustees/Directors for the Acquired
         Trust/Corporation........
         Nominees for Election..............
         Trustees/Directors Not Standing for Re-election............
         Responsibilities of the Board -- Board and Committee Meetings........
         Audit Committee........
         Committee on Independent Trustees/Directors........
         Attendance............
         Honorary Trustees/Directors.........
         Officers.............
         Compensation of Trustees/Directors and Officers.........
Proposal 2: Approval of Agreement and Plan of Reorganization......
         I. SYNOPSIS.........
                  Introduction.........
                  Background of the Reorganization...........
                  Reasons for the Proposed Transaction; Board Approval.......
                  Investment Objectives, Policies and Restrictions of the
                  Funds........
                  Portfolio Turnover..........
                  Performance...........
                  Investment Manager; Fees and Expenses......
                  Administrative Fee..........
                  Comparison of Expenses.........
                  Financial Highlights.........
                  Distribution of Shares........
                  Purchase, Redemption and Exchange Information.........
                  Dividends and other Distributions..........
                  Tax Consequences........
         II. PRINCIPAL RISK FACTORS......
         III. THE PROPOSED TRANSCTION..........
                  Description of the Plan........
                  Board Approval of the Proposed Transaction......
                  Description of the Securities to be Issued.....
                  Federal Income Tax Consequences.........
                  Capitalization...........
Proposal 3: Ratification or Rejection of the Selection of Independent
Accountants
Additional Information
Exhibit A
Exhibit B
Appendix 1
Appendix 2
Part B:  Statement of Additional Information
Part C:  Other Information

                           PROXY STATEMENT/PROSPECTUS
                                     [DATE]

                  RELATING TO THE ACQUISITION OF THE ASSETS OF
          AARP HIGH QUALITY SHORT TERM BOND FUND (THE "ACQUIRED FUND"),
                              A SEPARATE SERIES OF
                    AARP INCOME TRUST (THE "ACQUIRED TRUST")
                             TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103
                                 (800) 253-2277

             BY AND IN EXCHANGE FOR SHARES OF BENEFICIAL INTEREST OF
                            THE AARP SHARES CLASS OF
              SCUDDER SHORT TERM BOND FUND (THE "ACQUIRING FUND"),
                              A SEPARATE SERIES OF
                   SCUDDER FUNDS TRUST (THE "ACQUIRING TRUST")
                             TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103
                                 (800) 728-3337

                                  INTRODUCTION

      This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund in connection with three proposals (each a "Proposal"). Proposal 1 describes the election of Trustees, and Proposal 3 proposes the ratification of the Acquired Fund's accountants.

      In Proposal 2, shareholders are asked to approve a proposed reorganization in which all or substantially all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange for shares of beneficial interest of the AARP Shares class of the Acquiring Fund (known as "AARP Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described more fully below (the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund held as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). Shareholders of the Acquired Fund will vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization would be consummated. A copy of the Plan is attached hereto as Exhibit A. The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. The Reorganization is expected to occur on or about August 14, 2000.

      Proposals 1 and 2 relate to a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager") and described in more detail below.

      In the descriptions of the Proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Acquired Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by either the Acquired Fund or the Acquiring Fund (each a "Fund" and collectively the "Funds"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquiring Fund, see the Acquiring Fund's prospectus, dated April 12, 2000, as supplemented from time to time, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquired Fund, see the Acquired Fund's prospectus, dated February 1, 2000, as supplemented from time to time, which is incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Acquired Fund at the telephone number or address set forth on the preceding page.

      The Acquiring Fund's Statement of Additional Information, dated April 12, 2000, is incorporated herein by reference and may be obtained upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. A Statement of Additional Information dated ___________________, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information relating to the Reorganization is available upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. Shareholder inquiries regarding the Acquired Fund may be made by calling (800) 253-2277. Shareholder inquiries regarding the Acquiring Fund may be made by calling (800) 728-3337. The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund. The AARP Shares will be a newly-established class of shares of the Acquiring Fund and will be identical in all material respects to the Acquiring Fund shares currently offered and sold, as described in the prospectus and statement of additional information for the Acquiring Fund, dated April 12, 2000, except as otherwise described herein.

      The Acquiring Fund and the Acquired Fund are diversified series of shares of beneficial interest of, respectively, the Acquiring Trust and the Acquired Trust. The Acquiring Trust and the Acquired Trust are open-end management investment companies organized as Massachusetts business trusts.

      The Board of Trustees (except as otherwise noted, "Trustees" refers to the Trustees of the Acquired Trust and "Board" refers to the Board of Trustees of the Acquired Trust) is soliciting proxies from shareholders of the Acquired Fund, on behalf of the Acquired Fund, for the Special Meeting of Shareholders to be held on July 11, 2000, at Scudder Kemper's offices, at Floor 13, Two International Place, Boston, MA 02110-4103, at 2:00 p.m. (Eastern time), or at such later time made necessary by adjournment (the "Meeting").

      THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3.

             PROPOSAL 1: ELECTION OF TRUSTEES FOR THE ACQUIRED TRUST

      At the Meeting, shareholders will be asked to elect nine individuals to constitute the Board of Trustees of the Acquired Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Acquired Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Acquired Trust, the Acquiring Trust or as independent trustees or directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or AARP. The nominees listed below are also being nominated for election as Trustees of the Acquiring Trust and as trustees or directors of most of the other no-load funds advised by Scudder Kemper.

      Currently five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described below under Proposal 2, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

      Election of each of the listed nominees for Trustee on the Board of the Acquired Trust requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Acquired Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Acquired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted,
(i) each of the nominees and Trustees has engaged in the principal occupation listed in the following paragraphs and table for more than five years, but not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. graduated from Yale University in 1965, where he was elected to Phi Beta Kappa and was Chairman of the Yale Broadcasting Corporation. He received his J.D. degree from Harvard Law School in 1968. He joined the staff of WGBH Educational Foundation in 1970, was appointed General Manager in 1978, and was elected President and General Manager in 1984. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the

Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton has served as a trustee of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group. Ms. Coughlin received a B.A. degree in economics (summa cum laude) from Fordham University. Ms. Coughlin has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996. Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin. Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976 and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of the AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined the AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans. Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

TRUSTEES NOT STANDING FOR RE-ELECTION:

--------------------------------------------------------------------------------
                                        Present Office with the Acquired Trust;
                                           Principal Occupation or Employment
Name                                                and Directorships
----                                    ----------------------------------------
--------------------------------------------------------------------------------
Carole Lewis Anderson (55)          Trustee; Principal, Suburban Capital
                                    Markets, Inc. (1995 - Present). Ms. Anderson
                                    serves on the Boards of an additional 4
                                    trusts whose funds are advised by Scudder
                                    Kemper.
--------------------------------------------------------------------------------
Adelaide Attard (69)                Trustee; Member, NYC Department of Aging
                                    Advisory Council (1995 - Present);
                                    Consultant, Gerontology Commissioner, County
                                    of Nassau, New York, Department of Senior
                                    Citizen Affairs (1971-1991). Ms. Attard
                                    serves on the Boards of an additional 4
                                    trusts whose funds are advised by Scudder
                                    Kemper.
--------------------------------------------------------------------------------
Robert N. Butler, M.D. (73)         Trustee; Director, International Longevity
                                    Center and Professor of Geriatrics and Adult
                                    Development; Chairman, Henry L. Schwartz
                                    Department of Geriatrics and Adult
                                    Development, Mount Sinai Medical Center
                                    (1982 - present). Dr. Butler serves on the
                                    Boards of an additional 4 trusts whose funds
                                    are advised by Scudder Kemper.
--------------------------------------------------------------------------------
Esther Canja (72)*                  Trustee; President-Elect of AARP (to assume
                                    the Presidency in May 2000); Trustee and
                                    Chairperson, AARP Group Health Insurance
                                    Plan. Ms. Canja serves on the Boards of an
                                    additional 4 trusts whose funds are advised
                                    by Scudder Kemper.
--------------------------------------------------------------------------------
Lt. Gen. Eugene P. Forrester (73)   Trustee; Lt. General (Retired), U.S. Army;
                                    International Trade Counselor (1983 -
                                    present); Consultant. Lt. Gen. Forrester
                                    serves on the Boards of an additional 4
                                    trusts whose funds are advised by Scudder
                                    Kemper.
--------------------------------------------------------------------------------
George L. Maddox, Jr. (74)          Trustee; Professor Emeritus and Director,
                                    Long Term Care Resources Program, Duke
                                    University Medical Center; Professor
                                    Emeritus of Sociology, Departments of
                                    Sociology and Psychiatry, Duke University.
                                    Mr. Maddox serves on the Boards of an
                                    additional 4 trusts whose funds are advised
                                    by Scudder Kemper.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert J. Myers (87)                Trustee; Actuarial Consultant (1983 -
                                    present). Mr. Myers serves on the Boards of
                                    an additional 4 trusts whose funds are
                                    advised by Scudder Kemper.
--------------------------------------------------------------------------------
James H. Schulz (63)                Trustee; Professor of Economics and Kirstein
                                    Professor of Aging Policy, Policy Center on
                                    Aging, Florence Heller School, Brandeis
                                    University. Mr. Schulz serves on the Boards
                                    of an additional 4 trusts whose funds are
                                    advised by Scudder Kemper.
--------------------------------------------------------------------------------
Gordon Shillinglaw (74)             Trustee; Professor Emeritus of Accounting,
                                    Columbia University Graduate School of
                                    Business. Dr. Shillinglaw serves on the
                                    Boards of an additional 4 trusts whose funds
                                    are advised by Scudder Kemper.
--------------------------------------------------------------------------------

* Nominee or Trustee considered by the Acquired Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Acquired Trust, the Investment Manager or AARP because of his or her employment by the Investment Manager or AARP, and, in some cases, holding offices with the Acquired Trust.

      Appendix 1 hereto sets forth the number of shares of each series of the Acquired Trust owned directly or beneficially by the Trustees of the Acquired Trust and by the nominees for election.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

      A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at this Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper and who are called "independent" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Acquired Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Acquired Fund is managed in the best interests of its shareholders.

      The Trustees meet several times during the year to review the investment performance of each fund of the Acquired Trust and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the 1999 Advisory Group Report on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters.

      The Board of the Acquired Trust has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Acquired Trust has an Executive Committee, a Shareholder Service Committee and a Valuation Committee.

AUDIT COMMITTEE

      The Audit Committee reviews with management and the independent public accountants for each series of the Acquired Trust, among other things, the scope of the audit and the internal controls of each series of the Acquired Trust and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the Acquired Trust to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of each series of the Acquired Trust.

      As suggested by the Advisory Group Report, the Acquired Trust's Audit Committee is comprised entirely of Independent Trustees, meets privately with the independent accountants of each series of the Acquired Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES

      The Board of Trustees of the Acquired Trust has a Committee on Independent Trustees, comprised solely of Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies and reviewing matters relating to the Independent Trustees.

ATTENDANCE

      The full Board of Trustees of the Acquired Trust met five times, the Audit Committee met two times and the Committee on Independent Trustees met two times during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the Board and each committee on which he or she served as a regular member that were held during that period, except Esther Canja, Robert J. Myers and James H. Schulz, who attended 90%, 94% and 92%, respectively, of those meetings. In addition to these Board and committee meetings, the Trustees of the Acquired Trust attended various other meetings on behalf of the Acquired Trust during the year, including meetings with their independent legal counsel and informational meetings.

OFFICERS

      The following persons are officers of the Acquired Trust:

--------------------------------------------------------------------------------
                             Present Office with the
                            Acquired Trust; Principal  Year First Became an
Name (Age)                 Occupation or Employment(1)       Officer(2)
----------                  -------------------------  --------------------
--------------------------------------------------------------------------------
Linda C. Coughlin (48)      Trustee and President;     2000
                            Managing Director of
                            Scudder Kemper
--------------------------------------------------------------------------------
William Glavin (41)         Vice President;            1997
                            Senior Vice President of
                            Scudder Kemper
--------------------------------------------------------------------------------
Ann M. McCreary (43)        Vice President; Managing   1998
                            Director of Scudder
                            Kemper
--------------------------------------------------------------------------------
James Masur (39)            Vice President; Senior     1999
                            Vice President of Scudder
                            Kemper
--------------------------------------------------------------------------------
John Millette (37)          Vice President and         1999
                            Assistant Secretary;
                            Assistant Vice President
                            of Scudder Kemper
--------------------------------------------------------------------------------
James W. Pasman (47)        Vice President; Senior     1996
                            Vice President of Scudder
                            Kemper
--------------------------------------------------------------------------------
Kathryn L. Quirk (47)       Vice President and         1997
                            Secretary; Managing
                            Director of Scudder
                            Kemper
--------------------------------------------------------------------------------
John Hebble (41)            Treasurer; Senior Vice     1997
                            President, Scudder Kemper
--------------------------------------------------------------------------------
COMPENSATION OF TRUSTEES AND OFFICERS

      The Acquired Trust pays each Independent Trustee an annual Trustee's fee for each series of the Acquired Trust plus specified amounts for Board and committee meetings attended and reimburses expenses related to the business of any series of the Acquired Trust. As of April 1, 1999, each Independent Trustee receives an annual Trustee's fee of $12,000. (Prior to April 1, 1999, the annual Trustee's fee was $10,000.) Each Independent Trustee also receives fees of $175 per fund for attending

-------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Acquired Trust.

each meeting of the Board and between $80 and $150 per fund (depending on meeting type) for attending each committee meeting, or meeting held for the purpose of considering arrangements between the Acquired Trust and Scudder Kemper, or any of its other affiliates. The newly-constituted Board may determine to change its compensation structure.

      The Independent Trustees of the Acquired Trust are not entitled to benefits under any pension or retirement plan. A one-time benefit, however, will be provided to those Independent Trustees who are not standing for re-election in an amount equal to twice a Trustee's calendar year 1999 compensation from the Acquired Trust. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to bear one-half of the cost of any such benefit.

      Scudder Kemper supervises the Acquired Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Acquired Trust and receives a management fee for its services. Several of the Acquired Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Acquired Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Board and committee meetings.

      The following Compensation Table provides in tabular form the following data:

      Column (1) All Trustees who receive compensation from the Acquired Trust.

      Column (2) Aggregate compensation received by each Trustee of the Acquired Trust during calendar year 1999.

      Column (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

COMPENSATION TABLE

-------------------------------------------------------------
                     Aggregate           Total Compensation
                     Compensation        from Fund Complex*
Trustees             (number of funds)   Paid to Trustee
-------------------------------------------------------------
Carole Lewis
Anderson             $10,103 (3 funds)   $40,935  (16 funds)
-------------------------------------------------------------
Adelaide Attard      $  9,467 (3 funds)  $38,375  (16 funds)
-------------------------------------------------------------
Robert N. Butler     $  8,593 (3 funds)  $34,855  (16 funds)
-------------------------------------------------------------
Edgar R. Fiedler     $  7,948 (3 funds)  $54,495  (17 funds)
-------------------------------------------------------------
Eugene P. Forrester  $10,103 (3 funds)   $40,935  (16 funds)
-------------------------------------------------------------
George L. Maddox,
Jr.                  $10,103 (3 funds)   $40,935  (16 funds)
-------------------------------------------------------------
Robert J. Myers      $  9,467 (3 funds)  $38,200  (16 funds)
-------------------------------------------------------------
James H. Schulz      $  9,147 (3 funds)  $37,095  (16 funds)
-------------------------------------------------------------
Gordon Shillinglaw   $  9,840 (3 funds)  $44,280  (16 funds)
-------------------------------------------------------------
Jean Gleason
Stromberg            $10,106 (3 funds)   $40,935  (16 funds)
-------------------------------------------------------------

* The Fund Complex includes two funds for which the Trustees serve without compensation.

THE BOARD OF TRUSTEES OF AARP INCOME TRUST RECOMMENDS THAT THE SHAREHOLDERS OF
         AARP HIGH QUALITY SHORT TERM BOND FUND VOTE FOR EACH NOMINEE.

                             PROPOSAL 2: APPROVAL OF
                      AGREEMENT AND PLAN OF REORGANIZATION

I. SYNOPSIS

      The following is a summary of certain information contained in this Proxy Statement/Prospectus relating to Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectuses and Statements of Additional Information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

INTRODUCTION

      The Board of the Acquired Trust, including all of the Independent Trustees, approved the Plan at a meeting held on February 7, 2000. Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund in exchange for AARP Shares; (b) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and (c) the abolition of the Acquired Fund as a series of the Acquired Trust. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the AARP Shares and will hold, immediately after the Reorganization, AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund on the Valuation Date.

      Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Acquired Fund's shareholders will continue to enjoy many of the same shareholder privileges as they currently enjoy, such as the ability to buy, exchange and sell shares without paying a sales commission, access to professional service representatives, and automatic dividend reinvestment. See "Purchase, Redemption and Exchange Information."

BACKGROUND OF THE REORGANIZATION

      The Reorganization is part of a broader restructuring program proposed by Scudder Kemper to respond to changing industry conditions and investor needs. Scudder Kemper seeks to offer the full lineup of the Scudder Family of no-load funds to members of the AARP Investment Program. The expanded offering should position the AARP Investment Program to meet the increasingly diverse needs of current and prospective AARP members.

      Scudder Kemper and AARP have advised the Board that they believe that the proposed changes in the AARP Investment Program from Scudder are in the interests of shareholders of the funds offered through the AARP Investment Program (the "AARP Funds") and AARP members: the Program would consist of forty-three no-load funds compared with the current sixteen and would retain its separate identity with separate statements and lower minimum investments for participating shareholders; six core funds would continue to have a risk managed strategy; education will remain a focus of Scudder Kemper; and AARP will continue to be involved with the Program and is proposed to have board representation.

      As part of this initiative, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the AARP Funds, all of which are advised by Scudder Kemper. Consolidation plans are proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. The Reorganization is also expected to result in lower operating expenses for Acquired Fund shareholders, as described in "Comparison of Expenses" below.

      There are currently five different boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for most of the no-load funds advised by Scudder Kemper would increase efficiency and benefit fund shareholders. (See Proposal 1 above.)

      As part of this restructuring effort, Scudder Kemper has also proposed the adoption of an administrative fee for most of the no-load funds advised by Scudder Kemper. Under this fee structure, in exchange for payment by the Acquiring Fund of an administrative fee, Scudder Kemper would agree to provide or pay for substantially all services that a fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. Such an administrative fee would enable investors to determine with greater certainty the expense level that a fund will experience, and would transfer substantially all of the risk of increased costs to Scudder Kemper. Scudder Kemper has proposed that the Acquiring Fund implement such an administrative fee upon the Closing, as described in "Administrative Fee" below.

      The fund consolidations, the adoption of an administrative fee and the creation of a single board are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

REASONS FOR THE PROPOSED REORGANIZATION; BOARD APPROVAL

      Since receiving Scudder Kemper's proposals on September 22, 1999, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction - Board Approval of the Proposed Transaction" below.

      The Trustees believe that the Reorganization may provide shareholders of the Acquired Fund with the following benefits:

o LOWER EXPENSES. If the Reorganization is approved, Acquired Fund shareholders may benefit from lower total Fund operating expenses. Please refer to "Comparison of Expenses" below.

o GREATER PREDICTABILITY OF EXPENSES. On or prior to Closing, the Acquiring Fund and Scudder Kemper will enter into an administrative services agreement pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund, and most Acquiring Fund expenses, in return for payment by the Acquiring Fund of a single administrative fee rate. This agreement, which has an initial three year term, will protect the Acquiring Fund's shareholders from increases in the Acquiring Fund's expense ratio attributed to any increases in the costs of providing these services.

o SIMILAR INVESTMENT OBJECTIVES AND POLICIES. Although the combined fund will not have the Acquired Fund's current policy of seeking to reduce downside risk, the combined fund will continue to seek high income while managing its portfolio in a way that is consistent with maintaining a high degree of stability of shareholders' capital by investing primarily in short-term investment-grade debt. The Funds are currently managed by the same portfolio management teams and have similar investments.

o INVESTMENT IN A LARGER FUND. Scudder Kemper has advised the Trustees that the Acquired Fund's shareholders will benefit from an investment in a larger fund which will likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined fund, with the attendant ability to spread investment risks among a larger number of portfolio securities.

o TAX-FREE REORGANIZATION. Shareholders of the Acquired Fund will exchange their shares for shares of the Acquiring Fund of equal value. It is expected that the transaction will be tax-free for Acquired Fund shareholders.

      For these reasons, as more fully described below under "The Proposed Transaction - Board Approval of the Proposed Transaction," the Trustees of the Acquired Trust, including the Independent Trustees, have concluded that:

o the Reorganization is in the best interests of the Acquired Fund and its shareholders; and

o the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

      ACCORDINGLY, THE TRUSTEES RECOMMEND APPROVAL OF THE PLAN EFFECTING THE REORGANIZATION. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Trustees.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS

      Although the investment objectives, policies and restrictions of the Acquired Fund and the Acquiring Fund (and, consequently, the risks of investing in either Fund) are similar, there are differences between the Acquired Fund and the Acquiring Fund. The investment objective of the Acquiring Fund is to provide high income while managing its portfolio in a way that is consistent with maintaining a high degree of stability of shareholders' capital. The investment objective of the Acquired Fund is to produce a high level of current income while actively seeking to reduce downside risk as compared with other short-term bond mutual funds. There can be no assurance that either Fund will achieve its investment objective. Both Funds have the same portfolio managers and are managed in a substantially similar manner, except that the Acquired Fund seeks to reduce downside risk. The Acquired Fund seeks to reduce downside risk by reducing its average duration, seeking bonds that limit an issuer's ability to pay off a loan early and by diversifying its portfolio across industry sectors and issuers.

      The Acquiring Fund principally invests in a managed portfolio of bonds consisting of: U.S. government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. government; corporate debt securities, such as bonds, notes and debentures; mortgage-backed securities; and other asset-backed securities. Normally, at least 65% of the Fund's net assets will be invested in
(i) obligations of the U.S. government, its agencies or instrumentalities, and
(ii) debt securities rated, at the time of purchase, in one of the two highest ratings categories of Standard & Poor's Ratings Services ("S&P") (AAA or AA) or Moody's Investors Service, Inc. ("Moody's") (Aaa or Aa) or, if not rated, judged to be of comparable quality by the Adviser. The Acquiring Fund will not invest in any debt security rated at the time of purchase lower than BBB. In addition, the dollar-weighted average effective maturity of the Acquiring Fund's portfolio may not exceed three years.

      The Acquired Fund principally invests in high-quality, short-term, U.S. government, corporate and other fixed-income securities. Normally, at least 65% of the Acquired Fund's assets will be invested in debt obligations, including money market instruments, that (i) are issued or guaranteed by the U.S. government, (ii) are rated at the time of purchase within the three highest grades of S&P or Moody's or (iii) if not rated, are judged at the time of purchase by the Investment Manager, subject to the Trustees' review, to be of a quality comparable to those in the three highest ratings of S&P or Moody's. All of the debt obligations in which the Acquired Fund invests will, at the time of purchase, be rated investment-grade or higher.

      The Acquiring Fund may invest in the following: money market instruments which are comprised of commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances) and repurchase agreements; privately placed obligations (including restricted securities); indexed securities; and foreign securities, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks. In addition, the Acquiring Fund may invest in zero coupon securities, trust preferred securities, warrants and illiquid securities. The Acquiring Fund may purchase securities on a "when-issued" or "forward delivery" basis and may engage in currency transactions, reverse repurchase agreements, dollar roll transactions and strategic transactions.

      The Acquired Fund may purchase "when-issued" securities and may invest in U.S. dollar-denominated foreign debt securities, certificates of deposit issued by domestic and foreign branches of U.S. banks, obligations of international agencies, foreign government bonds denominated in foreign currencies, trust preferred securities, mortgage-backed and other asset-backed securities, mortgage pass-though securities, collaterallized mortgage obligations, money market instruments such as commercial paper, bankers' acceptances and real estate investment trusts. The Acquired Fund may invest up to 20% of its total assets in foreign debt securities denominated in currencies other than the U.S. dollar, but no more than 5% of the Fund's total assets will be represented by a given foreign currency. Lastly, the Acquired Fund does not invest in securities issued by tobacco-producing companies and has a stated goal of educating shareholders on investment topics affecting their lives.

      For temporary defensive purposes, the Acquiring Fund may invest 100% of its assets in money market securities, while the Acquired Fund may invest 100% of its assets in cash or cash equivalents. The Acquired Fund may make only limited use of strategic transactions. The Acquiring Fund, while limited to 5% of assets committed to strategic transactions entered into for non-hedging purposes, may make more use of such transactions.

      The Acquiring Fund's investment restrictions, as set forth in its Statement of Additional Information, are identical to the Acquired Fund's investment restrictions. Investment restrictions of each Fund that are fundamental policies may not be changed without the approval of Fund shareholders. Investors should refer to the respective Statements of Additional Information of the Acquiring Fund and the Acquired Fund for a fuller description of each Fund's investment policies and restrictions.

PORTFOLIO TURNOVER

      The average annual portfolio turnover rate for the Acquiring Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended December 31, 1999 (i.e., prior to the creation of AARP Shares) was 257.2%. The average annual portfolio turnover rate for the Acquired Fund for the fiscal year ended September 30, 1999 was 79.0%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

PERFORMANCE

      The following table compares the investment performance of each Fund, and may provide some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year and how the Fund's average annual return for the periods indicated compare with those of a broad measure of market performance. Neither Fund's past performance is an indication of how the Fund will perform in the future.

                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDING DECEMBER 31, 1999

---------------------------------------------------------------------

                Acquiring Fund*    Acquired Fund    Benchmark Index**
                ---------------    -------------    ---------------
---------------------------------------------------------------------
Past year            1.57%             2.16%            2.76%
---------------------------------------------------------------------
Past 5 years         5.29%             6.98%            6.45%
---------------------------------------------------------------------
Past 10 years        6.06%             6.95%            6.61%
---------------------------------------------------------------------

*AARP Shares were not offered during the periods covered. Performance shown is for shares of the Acquiring Fund existing during the periods covered.

**Each Fund's benchmark index is the Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index, an unmanaged index of Treasury, government sponsored agency, and corporate securities with maturities of 1 - 3 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

      For management's discussion of the Acquiring Fund's performance for the fiscal year ended December 31, 1999 (prior to the creation of AARP Shares), see Exhibit B attached hereto.

INVESTMENT MANAGER; FEES AND EXPENSES

      Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by the Fund's Trustees. Shareholders pay no direct charges or fees for investment management or other services. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

      The Investment Manager receives a fee for its services pursuant to its investment management agreement with the Acquiring Fund. For these services, the Acquiring Fund pays the Investment Manager a fee at an annual rate of 0.60% of the first $500 million of average daily net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $500 million, 0.375% of the next $1 billion and 0.35% on average daily net assets in excess of $3 billion. The fee is graduated so that increases in the Acquiring Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. By contract, the Acquiring Fund's total annual Fund operating expenses are maintained at not more than 0.85% of average daily net assets until April 30, 2001. As of December 31, 1999, the Acquiring Fund had total net assets of $774,181,511. For the fiscal year ended December 31, 1999, the Acquiring Fund paid the Investment Manager a fee of 0.53% of average daily net assets.

      Scudder Kemper has proposed a new investment management agreement for the Acquiring Fund. The proposed new investment management agreement includes a new fee rate, which, at all asset levels, is the same or lower than the current rate applicable to the Acquiring Fund. The proposed new fee rate is 0.45% of the first $1.5 billion of average daily net assets, 0.425% of the next $500 million, 0.40% of the next $1 billion, 0.385% of the next $1 billion, 0.37% of the next $1 billion, 0.355% of the next $1 billion and 0.34% on average daily net assets in excess of $6 billion. Each of the effectiveness of the new investment management agreement and the Closing is contingent upon the other.

      The Investment Manager receives a fee pursuant to the investment management agreement as compensation for its services on behalf of the Acquired Fund. Pursuant to the Acquired Fund's investment management agreement, the fee payable to Scudder Kemper is calculated using a formula based in part on the combined net assets of all AARP Funds, except for the two series of AARP Managed Investment Portfolios Trust. The Acquired Fund currently pays the Investment Manager a fee at an annual rate of 0.47% of average daily net assets. The fee for the Acquiring Fund is calculated in a different manner than is currently used for the Acquired Fund. Unlike the fee for the Acquired Fund, the Acquiring Fund's fee will not go up or down based on the net assets of other funds managed by the Investment Manager, but it will go up or down based on the net assets of the Acquiring Fund. As of September 30, 1999, the Acquired Fund had total net assets of $406,757,294. For the fiscal year ended September 30, 1999, the Acquired Fund paid the Investment Manager a fee of 0.47% of average daily net assets. The Investment Manager pays a portion of its management fee from the Acquired Fund to AARP Financial Services Corporation ("AFSC") in return for advice and other services relating to AARP Fund investment by AARP members. The fee paid to AFSC is calculated on a daily basis as a percentage of the combined net assets of all AARP Funds, except for the two series of AARP Managed Investment Portfolios Trust, and decreases with the size of the AARP Investment Program. The fee rate is 0.07% for the first $6 billion, 0.06% for the next $10 billion and 0.05% thereafter.

ADMINISTRATIVE FEE

      On or prior to the Closing, the Acquiring Fund will have entered into an administrative services agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund (other than those provided by Scudder Kemper under its investment management agreement with the Fund, as described above), in exchange for the payment by the Acquiring Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets. One effect of this arrangement is to make the Acquiring Fund's future expense ratio more predictable. The details of the proposal (including expenses that are not covered) are set out below.

      Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Acquiring Fund pursuant to separate agreements with the Fund, subject to oversight and approval by the Acquiring Trust's trustees. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Acquiring Fund and maintains its accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Acquiring Fund. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Acquiring Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Acquiring Fund and provides other audit, tax, and related services. Dechert Price & Rhoads acts as general counsel for the Acquiring Fund. In addition to the fees it pays under its current investment management agreement with Scudder Kemper, the Acquiring Fund pays the fees and expenses associated with these service arrangements, as well as the Acquiring Fund's insurance, registration, printing, postage and other costs.

      Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services that it currently provides to the Acquiring Fund, as described above, under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Acquiring Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. In return, the Acquiring Fund will pay Scudder Kemper the Administrative Fee.

      The proposed Administration Agreement will have an initial term of three years, subject to earlier termination by the Acquiring Trust's trustees. The fee payable by the Acquiring Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from the Acquiring Fund's custodian for cash balances.

      Certain expenses of the Acquiring Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Acquiring Fund would continue to pay the fees required by its investment management agreement with Scudder Kemper.

COMPARISON OF EXPENSES

      The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Acquiring Fund, and comparing these with the expenses of the Acquired Fund. AS INDICATED BELOW, IT IS EXPECTED THAT THE TOTAL EXPENSE RATIO OF THE ACQUIRING FUND FOLLOWING THE REORGANIZATION WILL BE SUBSTANTIALLY LOWER THAN THE CURRENT EXPENSE RATIO OF THE ACQUIRED FUND. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 1999 and on a pro forma basis as of such date and for the period then ended, giving effect to the Reorganization. Information in the tables and examples relating to the Acquiring Fund relates to the Acquiring Fund as a whole prior to the creation of the AARP Shares. Pro Forma information in the tables and examples relates to the AARP Shares and the Class S shares class of the Acquiring Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

------------------------------------------------------------------------------
                                                                 Pro Forma
                             Acquiring Fund   Acquired Fund     (Combined)
------------------------------------------------------------------------------

Maximum sales charge
(load) imposed on
purchases (as a percentage
of offering price)                None             None            None
------------------------------------------------------------------------------
Maximum deferred sales
charge (load) (as a
percentage of purchase
price or redemption
proceeds)                         None             None            None
------------------------------------------------------------------------------
Maximum deferred sales
charge (load) imposed on
reinvested dividends              None             None            None
------------------------------------------------------------------------------
Redemption fee (as a
percentage of amount
redeemed, if applicable)+         None             None            None
------------------------------------------------------------------------------

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)

------------------------------------------------------------------------------
                             Acquiring                        Pro Forma**
                                Fund       Acquired Fund      (Combined)
                                ----       -------------      ----------
------------------------------------------------------------------------------
Management fees                   0.55%            0.47%           0.45%
------------------------------------------------------------------------------

Distribution and/or
service (12b-1) fees              None             None            None
------------------------------------------------------------------------------

Other expenses                    0.32%            0.40%           0.30%
------------------------------------------------------------------------------

Total annual Fund
operating expenses                0.87%            0.87%           0.75%
------------------------------------------------------------------------------

Expense reimbursement             0.02%             N/A             N/A
------------------------------------------------------------------------------
Net annual Fund operating
expenses                          0.85%*            N/A             N/A
------------------------------------------------------------------------------

+ There is a $5 wire service fee for receiving redemption proceeds via wire.

* By contract, the total annual Fund operating expenses of the Acquiring Fund are maintained at not more than 0.85% of average daily net assets until April 30, 2001. There is no guarantee that this expense waiver will continue beyond April 30, 2001.

** Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

      In evaluating the Proposals, the Independent Trustees focused their consideration on the Acquiring Fund's and the Acquired Fund's estimated expense ratios calculated utilizing Fund net assets at December 31, 1999 (rather than average daily net assets for a full year, as used in the table above), the number of shareholder accounts at that date, and other relevant factors. This calculation resulted in an estimated expense ratio of 0.88% (without reflecting any expense reimbursements) for the Acquiring Fund and 0.85% for the Acquired Fund.


                              EXAMPLES (UNAUDITED)

      Based on the costs above (including one year of capped expenses in each period included in the Acquiring Fund column), the following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

------------------------------------------------------------------
               Acquiring                          Pro Forma
Year              Fund**       Acquired Fund     (Combined)*
----           ---------       -------------     ----------
------------------------------------------------------------------
1st                $  87           $  89             $ 77
------------------------------------------------------------------
3rd                $ 276           $ 278             $240
------------------------------------------------------------------
5th                $ 480           $ 482             $417
------------------------------------------------------------------
10th              $1,071          $1,073             $930
------------------------------------------------------------------

* Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

FINANCIAL HIGHLIGHTS

      The financial highlights table for the Acquiring Fund prior to the creation of the AARP Shares, which is intended to help you understand the Acquiring Fund's financial performance for the past five years, is included in the Acquiring Fund's prospectus dated April 12, 2000, which is included herewith and incorporated herein by reference.

DISTRIBUTION OF SHARES

      Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of each Fund. SIS charges no direct fees in connection with the distribution of shares of the Funds. Following the Reorganization, Acquiring Fund shareholders will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

      The purchase, redemption and exchange procedures and privileges of the Acquired Fund are identical to those that will be in place for the AARP Shares, except that Acquired Fund shareholders may exchange Acquired Fund shares only into AARP Funds, while AARP Shares shareholders will be able to exchange AARP Shares into AARP Shares of any fund within the Scudder Family of Funds on a no-load basis and except that the AARP Shares offer shareholders redemption through checkwriting.

      The minimum balance for non-retirement accounts investing in the AARP Shares will be $1,000, which is lower than the minimum balance for non-retirement accounts investing in the Acquired Fund. The minimum balance for Individual Retirement Accounts ("IRAs") investing in AARP Shares will be $500, as compared to $250 for the Acquired Fund. However, Acquired Fund IRA shareholders receiving AARP Shares as a result of the Reorganization will only be required to meet the Acquired Fund's $250 minimum balance requirement for IRAs. AARP Share shareholders will not currently be charged an annual fee for accounts that fall below the $1,000 minimum balance nor will such sub-minimum accounts currently be subject to involuntary redemption by the Acquiring Fund.

DIVIDENDS AND OTHER DISTRIBUTIONS

      Each of the Funds intends to declare dividends from its net investment income daily and distribute them monthly. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December of each year. Additional distributions may be made if necessary. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

      If the Plan is approved by the Acquired Fund's shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

TAX CONSEQUENCES

      As a condition to the Reorganization, the Acquiring Fund and the Acquired Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Consequences."

II. PRINCIPAL RISK FACTORS

      Because of their similar investment objectives, policies and strategies, the principal risks presented by the Acquiring Fund are similar to those presented by the Acquired Fund. The main risks applicable to each Fund include, among others, management risk, risk associated with interest rates, and risk associated with credit quality. Management risk refers to the fact that securities selected by Scudder Kemper on behalf of a Fund might not perform as well as the securities held by other mutual funds. Risk associated with interest rates refers to the link between interest rates and debt security performance. A rise in interest rates generally means a fall in bond prices, and therefore in the value of an investment in a Fund. In addition, if interest rates drop significantly, holders of the mortgages represented by mortgage-backed securities are more likely to refinance, thus prepaying their obligations and potentially forcing a Fund to reinvest in securities that pay lower interest rates. There is also a link between interest rates and yield. Each Fund's yield tends to reflect current interest rates, which means that when these rates fall, the Fund's yield generally falls as well. Risk associated with credit quality refers to the fact that, if a Fund's portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance. Because the Acquiring Fund does not actively seek to reduce downside risk as compared with other short-term bond mutual funds, it may present more significant risks than the Acquired Fund in a weak market.

      For a further discussion of the investment techniques and risk factors applicable to the Acquired Fund and the Acquiring Fund, see the "Investment Objectives, Policies and Restrictions" of the Funds herein, and the Prospectuses and Statements of Additional Information for the Funds, which are incorporated by reference herein.

III. THE PROPOSED TRANSACTION

DESCRIPTION OF THE PLAN

      As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional AARP Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the Valuation Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. The Acquired Fund will distribute the AARP Shares received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be abolished as a series of the Acquired Trust.

      Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund immediately as of the close of business on the Valuation Date. Such shares will be held in an account with the Acquiring Trust identical in all material respects to the account currently maintained by the Acquired Trust for such shareholder, except as noted above. In the interest of economy and convenience, AARP Shares issued to the Acquired Fund's shareholders will be in uncertificated form.

      Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund's transfer agent of a redemption request in proper form. Redemption requests received by the transfer agent after the Closing will be treated as requests received for the redemption of AARP Shares received by the shareholder in connection with the Reorganization.

      The obligations of each Trust on behalf of each of the Acquired Fund and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of either Trust, notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund's shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

      Each Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $232,689 for the Acquiring Fund and $241,179 for the Acquired Fund (approximately $0.0031 and $0.0097 per share, respectively, based on December 31, 1999 net assets for each Fund).

BOARD APPROVAL OF THE PROPOSED TRANSACTION

      Scudder Kemper first proposed the Reorganization to the Independent Trustees of the Acquired Fund at a meeting held on September 22, 1999. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to restructure many of the mutual funds advised by it that are currently offered to retail investors (see "Synopsis - Background of the Reorganization"). This initiative includes four major components:

      (i) The combination of funds with similar investment objectives and policies, including in particular the combination of the AARP Funds with similar Scudder Funds currently offered to the general public;

      (ii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

      (iii) The implementation of an administration agreement for each fund, covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

      (iv) The consolidation of the separate boards currently responsible for overseeing several groups of no-load funds managed by Scudder Kemper into a single board.

      The Independent Trustees of the Acquired Fund reviewed the potential implications of these proposals for the Acquired Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the September 22 meeting, the Independent Trustees met in person or by telephone on a number of occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. On a number of occasions, these meetings included representatives of the independent trustees or directors of other funds affected by these proposals. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals, many of which were accepted.

      Following the conclusion of this process, the Independent Trustees of the Acquired Fund, the independent trustees/directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

      On February 7, 2000, the Board of the Acquired Fund, including the Independent Trustees of the Acquired Fund, approved the terms of the Reorganization and certain related proposals. At the February 7, 2000 meeting, the Independent Trustees also agreed to recommend that the Reorganization be approved by the Acquired Fund's shareholders.

      In determining to recommend that the shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Acquired Fund and the estimated operating expenses of the Acquiring Fund, and between the estimated operating expenses of the Acquiring Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Acquired Fund's and the Acquiring Fund's investment objectives, policies, restrictions and portfolios; (d) the agreement by Scudder Kemper to provide services to the Acquiring Fund for a fixed fee rate under the Administration Agreement with an initial three year term; (e) the service features available to shareholders of the Acquired Fund and the Acquiring Fund; (f) the costs to be borne by the Acquired Fund, the Acquiring Fund and Scudder Kemper as a result of the Reorganization; (g) prospects for the Acquiring Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Acquired Fund, the Acquiring Fund and their respective shareholders; and (i) the investment performance of the Acquired Fund and the Acquiring Fund.

      The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of the Acquiring Fund, as proposed to be revised upon completion of the Reorganization. In particular, the Trustees considered the benefits to shareholders resulting from locking in the rate of the Acquiring Fund's Administrative Fee for an initial three-year period. Because the Acquiring Fund will pay only its stated Administrative Fee rate for such services and expenses regardless of changes in actual costs, the Acquiring Fund's shareholders will be protected from increases in the Acquiring Fund's expense ratio attributable to increases in such actual costs. The Board also considered the protection this would afford shareholders if the Acquiring Fund's net assets declined as a result of market fluctuations or net redemptions.

      The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Acquired Fund. As noted above under "Comparison of Expenses," the pro forma expense ratio (reflecting the Administrative Fee) for the combined Fund following the Reorganization is substantially lower than the current expense ratio for the Acquired Fund. The Board also considered that the Reorganization would permit the shareholders of the Acquired Fund to pursue substantially similar investment goals in a larger fund. In this regard, Scudder Kemper advised the Trustees of the Acquired Fund that the Acquired Fund's shareholders will benefit from being in a larger fund which will likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined Fund, with the ability to spread investment risks among a larger number of portfolio securities.

      Finally, the Trustees concluded that the shareholders of the Acquired Fund would be better served by having their interests represented by a single board of trustees with responsibility for overseeing substantially all of the funds to be marketed as a "family of funds" through Scudder's no-load distribution channels. Accordingly, the Trustees agreed to recommend the election of a new consolidated board comprised of representatives of each of the various boards currently serving as Trustees of these funds.

      Based on all of the foregoing, the Board concluded that the Acquired Fund's participation in the Reorganization would be in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund's shareholders. THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

      The Acquiring Fund is a series of the Acquiring Trust, a Massachusetts business trust established under a Declaration of Trust dated July 24, 1981, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Acquiring Trust are authorized to divide the Acquiring Trust's shares into separate series. The Acquiring Fund is one of two series of the Acquiring Trust that the Board has created to date. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The Trustees of the Acquiring Trust have authorized the division of the Acquiring Fund into two classes, Class S shares and AARP Shares. It is anticipated that this division will occur prior to the Closing and that shares of the Acquiring Fund existing at that time will be redesignated as Class S shares of the Acquiring Fund. If AARP Shares are not created prior to the Closing, then the Reorganization will not be consummated. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

      Each share of each class of the Acquiring Fund represents an interest in the Acquiring Fund that is equal to and proportionate with each other share of that class of the Acquiring Fund. Acquiring Fund shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote. The Acquiring Trust is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. In the event that shareholders of the Acquiring Trust wish to communicate with other shareholders concerning the removal of any Trustee, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in Section 16(c) of the 1940 Act as if Section 16(c) were applicable.

      In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

FEDERAL INCOME TAX CONSEQUENCES

      The Reorganization is conditioned upon the receipt by the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the AARP Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;
(iv) the holding period of the assets of the Acquired

Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the AARP Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the AARP Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of AARP Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

      While the Acquired Trust is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

CAPITALIZATION

      The following table shows on an unaudited basis the capitalization of each Fund as of September 30, 1999 (i.e., prior to the creation of AARP Shares) and, on a pro forma basis, as of that date, giving effect to the Reorganization:

---------------------------------------------------------------------------------

                         ACQUIRING                    PRO FORMA     PRO FORMA
                            FUND      ACQUIRED FUND  ADJUSTMENTS   COMBINED(1)
                            ----      -------------  -----------   -----------
---------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------
Class S Shares         $843,217,862                  (232,690)(3)  $  842,985,172
---------------------------------------------------------------------------------
AARP Shares                           $406,757,294   (241,179)(4)  $  406,516,115
---------------------------------------------------------------------------------
Total Net Assets                                                   $1,249,501,287(2)
---------------------------------------------------------------------------------
SHARES OUTSTANDING
---------------------------------------------------------------------------------
Class S Shares           80,177,689                                    80,177,689
---------------------------------------------------------------------------------
AARP Shares                             25,862,023    12,816,960       38,678,983
---------------------------------------------------------------------------------
NET  ASSET   VALUE  PER
SHARE
---------------------------------------------------------------------------------
Class S Shares            $   10.52                                    $    10.51
---------------------------------------------------------------------------------
AARP Shares                              $   15.73                     $    10.51
---------------------------------------------------------------------------------

(1) Assumes the Reorganization had been consummated on September 30, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(2) Pro forma combined net assets do not reflect expense reductions that would result from the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund.

(3) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Acquiring Fund.

"Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Acquired Fund.

THE BOARD OF TRUSTEES OF AARP INCOME TRUST RECOMMENDS THAT THE SHAREHOLDERS OF
    AARP HIGH QUALITY SHORT TERM BOND FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

     PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

      The Board of the Acquired Trust, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of the Acquired Fund for the Acquired Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

THE BOARD OF TRUSTEES OF AARP INCOME TRUST RECOMMENDS THAT THE SHAREHOLDERS OF
    AARP HIGH QUALITY SHORT TERM BOND FUND VOTE IN FAVOR OF THIS PROPOSAL 3.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE FUNDS

      Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling 1-800-225-2470.

      The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the Securities and Exchange Commission. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statements of Additional Information for the Acquiring Trust and the Acquired Trust, materials that are incorporated by reference into the prospectuses and Statements of Additional Information, and other information about the Acquiring Trust, the Acquired Trust and the Funds.

INTERESTS OF CERTAIN PERSONS

      The Investment Manager has a financial interest in the Reorganization, arising from the fact that its fee under its investment management agreement with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases. The amount of those assets will increase by virtue of the Reorganization. See "Synopsis - Fees and Expenses."

GENERAL

      Proxy Solicitation. Proxy solication costs will be considered Reorganization expenses and will be allocated accordingly. In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

      This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter. Any Acquired Fund shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Acquired Fund, c/o Scudder Kemper Investments, Inc., at the address for the Acquired Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

      The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Acquired Trust (for a trust-wide vote) or the Acquired Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a trust-wide vote) or the Acquired Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Acquired Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Acquired Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1, and will have the effect of a "no" vote on Proposals 2 and 3.

      Holders of record of the shares of the Acquired Fund at the close of business on April 17, 2000 (the "Record Date") will be entitled to one vote per share on all business of the Meeting. As of [date], there were ____________ shares of the Acquired Fund outstanding.

      As of [date], the officers and Trustees of the Acquiring Trust as a group owned beneficially [less than 1%][__%] of the outstanding shares of the Acquiring Fund. [Appendix 2 hereto sets forth the beneficial owners of at least 5% of each Fund's shares.] To the best of each Trust's knowledge, as of _______________, no person owned beneficially more than 5% of either Fund's outstanding shares[, except as stated on Appendix 2.]

      Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $53,850. As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. Although, the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

      Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

      SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

      OTHER MATTERS TO COME BEFORE THE MEETING. No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the Acquired Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,


[signature]
Kathryn L. Quirk
Secretary

                                INDEX OF EXHIBITS

Exhibit A:   Agreement and Plan of Reorganization
Exhibit B:   Management's Discussion of the Acquiring Fund's Performance for
             its Most Recent Fiscal Year.

EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ________, 2000, by and between Scudder Funds Trust (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Scudder Short Term Bond Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and AARP Income Trust (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of AARP High Quality Short Term Bond Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust. The principal place of business of each Trust is Two International Place, Boston, Massachusetts 02110-4103

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest ($.01 par value per share) of the AARP Shares class of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

      1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and
(ii) to assume all of the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

      1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

      1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

      1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

      1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

      1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.    VALUATION

      2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

      2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

      2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

      2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3. CLOSING AND CLOSING DATE

      3.1. The Closing of the transactions contemplated by this Agreement shall be August 14, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m.., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square - South, Boston, MA 02109, or at such other place and time as the parties may agree.

      3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

      3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3.4. Scudder Service Corp. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

      3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

      4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result, in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended

September 30, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since September 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired
Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

      4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since December 31, 1999 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund).

      (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Trust enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include
(i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and
(b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

      5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

      5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 11, 2000.

      5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

      5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

      5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

      5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and
(ii) assume the liabilities from the Acquired Fund.

      5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

      5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Acquired Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

      6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

      6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

      6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

      6.5 The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper"), each in a form reasonably satisfactory to the Acquired Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

      7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

      7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

      7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

      7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

      7.6 The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

      8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the Acquiring Fund shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Fund and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.    INDEMNIFICATION

      9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

      10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

      10.2. Each Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $232,689 for the Acquiring Fund and $241,179 for the Acquired Fund (approximately $0.0031 and $0.0097 per share, respectively, based on December 31, 1999 net assets for each Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. The Acquired Fund shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

      12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before August 14, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603,
Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A. Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

      15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      15.4. References in this Agreement to each Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

      Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

      15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Massachusetts, without regard to its principles of conflicts of laws.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                             AARP INCOME TRUST
                                    on behalf of AARP High Quality Short
                                    Term Bond Fund
-------------------------
Secretary
                                    ------------------------------
                                    By:
                                        --------------------------
                                    Its:
                                        --------------------------

Attest:                             SCUDDER FUNDS TRUST
                                    on behalf of Scudder Short Term Bond Fund
-------------------------
Secretary
                                    ------------------------------
                                    By:
                                       ---------------------------
                                    Its:
                                        --------------------------

AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO

SCUDDER KEMPER INVESTMENTS, INC.


------------------------------------
By:
    --------------------------------
Its:
    --------------------------------

      P

EXHIBIT B

Scudder Short Term Bond Fund
Annual Report
December 31, 1999

-------------------------------------------------------------------------------
Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

In the following interview, portfolio managers Robert S. Cessine and John E. Dugenske discuss Scudder Short Term Bond Fund's strategy and the market environment in the twelve-month period ended December 31, 1999.

Q: The bond market experienced one of the worst years of the twentieth century in 1999. How did this play out in the various subsectors you follow, and what were some of the causes?

A: The environment for government bonds has steadily deteriorated over the past year, but certain sectors of the market have held up relatively well. The greatest amount of attention has been given to the performance of the benchmark 30-year Treasury bond, whose yield rose from 5.10% to 6.48% (as its price fell) over the course of the year. Of greater concern to us was the fact that the two-and three-year notes, which are particularly sensitive to Federal Reserve policy, were also under pressure, particularly in the fourth quarter. The reason for the downdraft was the market's growing concern over inflation pressures in the U.S. economy. Even though broad measures such as the Consumer Price Index have shown that inflation is still relatively tame, investors are concerned that the combination of tight labor markets, improved growth overseas, and soaring stock prices have made an acceleration of inflation inevitable. The Fed sought to preempt inflation by raising interest rates three times in 1999, and the consensus expectation is that more rate hikes will be necessary in 2000. With the economy still barreling along, the bond market has been unnerved by the fact that there is no discernable point at which the Fed will stop raising rates. Until investors gain a sense that the Fed has completed its current tightening cycle, we believe it is likely that volatility will continue.

Outside of Treasuries, certain sectors of the bond market fared well. According to the Merrill Lynch fixed income indices, mortgage- and asset-backed securities both provided positive performance over the full year, while government agency notes were down less than 1%.

Corporate issues performed poorly over the full year, but outperformed Treasuries in the fourth quarter as fears of a supply-demand imbalance ahead of Y2K dissipated. The stronger performance of these sectors proved beneficial to fund performance. Our diversified approach among a variety of corporates, asset-backeds, agency notes, and mortgages helped to mitigate the effects of the difficult interest rate environment.

Q: How did the fund perform in this environment?

A: For the twelve-month period ended December 31, 1999, the fund posted a total return of 1.57%, compared to the 2.76% for its unmanaged benchmark, the Solomon Brothers Treasury/Government Sponsored Corporate Index. Relative performance was slightly better during the fourth quarter, the fund returned 0.81%, versus 0.68% for the index.

Q: How did you position the portfolio among the various subsectors of the bond market?

A: We increased the fund's holdings in asset-backed securities, which we view as one of the most attractive areas among short-term issues. The sector offers attractive yield spreads over Treasuries at what we believe to be a low level of risk. As of December 31, asset-backeds made up 23.1% of net assets, versus 19.1% on June 30. We have also found spreads to be attractive in AAA-rated corporates, a group that was trading at roughly 80 basis points (or eight-tenths of a percentage point) over comparable Treasuries at year end. Given the low risk inherent in this sector, we have been taking advantage of the attractive yields. We believe that this strategy has enabled the fund to withstand the downdraft in bond prices by positioning it to benefit from the recent outperformance of asset-backeds and high-grade corporates.

Our corporate position is well diversified among bonds issued by steady, noncyclical companies with stable cash flows and strong balance sheets. We have repositioned the portfolio so that the majority of our positions in individual corporate bonds (26 overall) are each 1-1.5% of total assets. In the process, we have raised the overall quality of our corporate position, increased diversification, and, in our view, lowered overall portfolio risk.

Q: What was your strategy with respect to duration and credit quality?

A: We have trimmed duration to 1.85 years from a high of 2.30 in the third quarter. As a result, portfolio duration is now neutral with respect to both the two-year Treasury and the universe of short-term bond funds. Our decision to reduce duration proved beneficial to performance in a period when longer-duration assets generally underperformed. Looking ahead, we intend to maintain a neutral stance until such time as it becomes evident to us that the Fed is approaching the end of its tightening cycle. The fund's average credit quality stands at A, which reflects a conservative approach that has also held the fund in good stead in an unfavorable environment.

Q: What is your outlook for the year ahead?

A: We believe that the bond market will remain unsettled in the early part of 2000. Economic reports should continue to have a significant impact on short-term market movements as investors search for signs of incipient inflation. Until there is a clearer indication that the Fed will be able to move away from its current tightening mode, we expect bond market performance to be choppy and volatile. As a result, we intend to maintain a neutral duration strategy and a focus on quality until the interest rate outlook stabilizes. Given the poor performance of the bond market in '99, it's likely that our next move will be to increase, rather than decrease, duration. In addition, we will continue to use volatility as an opportunity to take advantage of value in the corporate and asset-backed sectors. Overall, we are confident that the fund is well positioned for the environment we see unfolding over the next 3-6 months.

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


                                     Salomon Brothers Inc.
                                      Treasury/Government
                   Scudder Short       Sponsored Corporate
                   Term Bond Fund       Index (1-3 years)*


89            10000                   10000
'90           10988                   10972
'91           12568                   12271
'92           13251                   13062
'93           14335                   13796
'94           13924                   13880
'95           15420                   15392
'96           16014                   16187
'97           17002                   17266
'98           17739                   18467
'99           18017                   18977



                            Yearly periods ended December 31
--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                            Total Return
                              Growth of                                  Average
Period ended 12/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------

Scudder Short Term Bond Fund
--------------------------------------------------------------------------------
1 year                        $ 10,157                1.57%               1.57%
--------------------------------------------------------------------------------
5 year                        $ 12,940               29.40%               5.29%
--------------------------------------------------------------------------------
10 year**                     $ 18,017               80.17%               6.06%
--------------------------------------------------------------------------------
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)*
--------------------------------------------------------------------------------
1 year                        $ 10,276                2.76%               2.76%
--------------------------------------------------------------------------------
5 year                        $ 13,672               36.72%               6.45%
--------------------------------------------------------------------------------
10 year**                     $ 18,977               89.77%               6.61%
--------------------------------------------------------------------------------


* Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund, with its current name and objective, commenced operations on July
   3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objective, the cumulative and average annual returns are 89.31% and 6.27%, respectively.

                                   APPENDIX 1

FUND SHARES OWNED BY NOMINEES AND TRUSTEES

         Many of the Nominees and Trustees own shares of the series of the Acquired Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each Nominee and Trustee, the number of shares owned in each series of the Acquired Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Acquired Trust by each Nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. [Each Nominee's and Trustee's individual shareholdings of any series of the Acquired Trust constitute less than 1% of the shares outstanding of such fund.] [As a group, the Trustees and officers own less than 1% of the shares of any series of the Acquired Trust.]


-------------------------- ------------- -------------  -------------
                                                           AARP HIGH
                             AARP BOND     AARP GNMA    QUALITY SHORT
                              FUND FOR     AND U.S.       TERM BOND
                               INCOME     TREASURY FUND     FUND

-------------------------- ------------- ------------- --------------

Carole Lewis Anderson(1)
-------------------------- ------------- ------------- --------------
Adelaide Attard(2)
-------------------------- ------------- ------------- --------------
Henry P. Becton, Jr.(3)
-------------------------- ------------- ------------- -----------
Robert N. Butler, M.D.(4)
-------------------------- ------------- ------------- -----------
Esther Canja(5)
-------------------------- ------------- ------------- -----------
Linda C. Coughlin(6)
-------------------------- ------------- ------------- -----------
Dawn-Marie Driscoll(7)
-------------------------- ------------- ------------- -----------
Edgar R. Fiedler(8)
-------------------------- ------------- ------------- -----------
Lt. Gen. Eugene P.
Forrester(9)
-------------------------- ------------- ------------- -----------
Keith R. Fox(10)
-------------------------- ------------- ------------- -----------
George L. Maddox, Jr.(11)
-------------------------- ------------- ------------- -----------
Robert J. Myers(12)
-------------------------- ------------- ------------- -----------
James H. Schulz(13)
-------------------------- ------------- ------------- -----------
Gordon Shillinglaw(14)
-------------------------- ------------- ------------- -----------
Joan Edelman Spero(15)
-------------------------- ------------- ------------- -----------
Jean Gleason Stromberg(16)
-------------------------- ------------- ------------- -----------
Jean C. Tempel(17)
-------------------------- ------------- ------------- -----------
Steven Zaleznic(18)
-------------------------- ------------- ------------- -----------
[All Trustees and Officers
as a Group]
-------------------------- ------------- ------------- -----------


(1) As of January 31, 2000, Ms. Anderson's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(2) As of January 31, 2000, Ms. Attard's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(3) As of January 31, 2000, Mr. Becton's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(4) As of January 31, 2000, Dr. Butler's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(5) As of January 31, 2000, Ms. Canja's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(6) As of January 31, 2000, Mr. Coughlin's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(7) As of January 31, 2000, Ms. Driscoll's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(8) As of January 31, 2000, Mr. Fiedler's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(9) As of January 31, 2000, Lt. Gen. Forrester's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(10) As of January 31, 2000, Mr. Fox's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(11) As of January 31, 2000, Mr. Maddox's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(12) As of January 31, 2000, Mr. Myers's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(13) As of January 31, 2000, Mr. Schulz's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(14) As of January 31, 2000, Dr. Shillinglaw's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(15) As of January 31, 2000, Ms. Spero's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(16) As of January 31, 2000, Ms. Stromberg's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(17) As of January 31, 2000, Ms. Tempel's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(18) As of January 31, 2000, Mr. Zaleznick's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

                                   APPENDIX 2

                       BENEFICIAL OWNERSHIP OF FUND SHARES

This proxy statement/prospectus is accompanied by the Acquiring Fund's prospectus dated April 12, 2000, which was previously filed with the Comission via EDGAR on February 11, 2000 (File No. 2-73371) and is incorporated by reference herein.

                                     PART B

                               SCUDDER FUNDS TRUST

------------------------------------------------------------------------------
                       Statement of Additional Information
                                     [date]

------------------------------------------------------------------------------

Acquisition of the Assets of              By and in Exchange for Shares of
AARP High Quality Short Term Bond Fund    Scudder Short Term Bond Fund (the
(the "Acquired Fund"), a series of AARP   "Acquiring Fund"), a series of Scudder
Income Trust                              Funds Trust (the "Acquiring Trust")
Two International Place                   Two International Place
Boston, MA 02110-4103                     Boston, MA 02110-4103

This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby the Acquiring Fund will acquire all or substantially all of the assets and all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. The Acquiring Fund's statement of additional information dated April 12, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on February 11, 2000 (File No. 2-73371) and is incorporated by reference herein.

2. The Acquiring Fund's annual report to shareholders for the fiscal year ended December 31, 1999, which was previously filed with the Commission via EDGAR on February 24, 2000 (File No. 811-03229) and is incorporated by reference herein.

3. The Acquired Fund's prospectus dated February 1, 2000, which was previously filed with the Commission via EDGAR on January 31, 2000 (File No. 2-91577) and is incorporated by reference herein.

4. The Acquired Fund's statement of additional information dated February 1, 2000, which was previously filed with the Commission via EDGAR on January 31, 2000 (File No. 2-91577) and is incorporated by reference herein.

5. The Acquired Fund's annual report to shareholders for the fiscal year ended September 30, 1999, which was previously filed with the Commission via EDGAR on December 3, 1999 (File No. 811-04049) and is incorporated by reference herein.

6. The financial statements and schedules of the Acquiring Fund and the Acquired Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated ____________________ relating to the Reorganization may be obtained by writing the Acquired Fund at Two International Place, Boston, MA 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-225-2470. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 1999 (UNAUDITED)

                                             Scudder      AARP High      Pro Forma      Scudder       AARP High
                                           Short Term    Quality Short     Combined    Short Term   Quality Short      Pro Forma
                                         Bond Principal  Term Principal   Principal      Market      Market Value   Combined Market
                                            Amount ($)      Amount($)     Amount ($)    Value($)          ($)          Value($)
                                         ------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 3.0%
-------------------------------------
Repurchase Agreement with State Sreet        24,745,000      3,879,000      28,624,000   24,745,000     3,879,000      28,624,000
Bank & Trust Co., 5.260%, 10/01/1999

Repurchase Agreement with Donaldson,         10,000,000                     10,000,000   10,000,000                    10,000,000
Lufkin & Jenrette, 5.300%, 10/01/1999

                                                                                       ==========================================
                                                                                         34,745,000     3,879,000      38,624,000
                                                                                       ==========================================
REPURCHASE AGREEMENTS TOTAL
   REPURCHASE AGREEMENTS (TOTAL COST OF
   $34,745,000 $3,879,000 AND $38,624,000
   RESPECTIVELY)

SHORT TERM INVESTMENTS 2.2%
-------------------------------------

Federal Home Loan Mortgage Corp.,            13,330,000     15,000,000      28,330,000   13,330,000    15,000,000      28,330,000
5.200%, 10/01/1999

                                                                                       ==========================================
SHORT TERM INVESTMENTS TOTAL                                                             13,330,000    15,000,000      28,330,000
                                                                                       ==========================================
SHORT TERM INVESTMENTS COST (TOTAL COST
   OF $13,330,000 $15,000,000 AND
   $28,300,000 RESPECTIVELY)

U.S. TREAUSRY OBLIGATIONS 12.9%
-------------------------------------
U.S. Treasury Note, 5.000%, 02/28/2001       63,200,000      2,000,000      65,200,000   62,706,408     1,984,380      64,690,788

U.S. Treasury Note, 5.500%, 08/31/2001       96,300,000      7,325,000     103,625,000   96,059,250     7,306,688     103,365,938

                                                                                       ==========================================
U. S. TREAUSRY OBLIGATIONS TOTAL                                                        158,765,658     9,291,068     168,056,726
                                                                                       ==========================================
U. S. TREAUSRY OBLIGATIONS (TOTAL COST OF
   $158,758,266  $9,293,193 AND
   $168,051,489 RESPECTIVELY)

GOVT NATIONAL MORTGAGE ASSOCIATION 5.6%
---------------------------------------
Government National Mortgage                 11,039,517      5,600,000      16,639,517   11,039,517     5,600,000      16,639,517
Association Pass-thru  5.68% with
various maturities to 09/20/2024

Government National Mortgage                                 3,565,154       3,565,154                  3,663,196       3,663,196
Association Pass-thru  8.00% with
various maturities to 08/15/2012

Government National Mortgage                 42,085,500                     42,085,500   43,128,009                    43,128,009
Association Pass-thru  8.00% with
various maturities to 12/15/2023

Government National Mortgage                     71,670                         71,670       75,320                        75,320
Association Pass-thru  9.00% with
various maturities to 11/15/2020

Government National Mortgage                     35,174                         35,174       38,843                        38,843
Association Pass-thru  11.00% with
various maturities to 07/15/2015

Government National Mortgage                  8,442,580                      8,442,580    9,339,604                     9,339,604
Association Pass-thru  11.50% with
various maturities to 01/01/2029

                                                                                       ==========================================
GNMA TOTAL                                                                               63,621,293     9,263,196      72,884,489
                                                                                       ==========================================
GNMA (TOTAL COST OF $64,553,698 $9,298,847
   AND $73,852,545 RESPECTIVELY)

U. S. GOVERNMENT AGENCY PASS-THRUS 3.1%
---------------------------------------
Federal Home Loan Bank, 5.530%,                             20,000,000      20,000,000                 19,981,200      19,981,200
2/3/00

Federal Home Loan Bank, 5.500%,              10,000,000                     10,000,000    9,985,900                     9,985,900
4/14/00

Federal Home Loan Mortgage Corp.              3,527,735                      3,527,735    3,739,928                     3,739,928
9.50% with various maturities to
8/1/16

Federal National Mortgage Association         6,447,152                      6,447,152    6,607,299                     6,607,299
8.00% with various maturities to
12/1/12

                                                                                       ==========================================
U.S. GOVERNMENT AGENCY PASS-THRUS TOTAL                                                  20,333,127    19,981,200      40,314,327
                                                                                       ==========================================
U.S. GOVERNMENT AGENCY PASS-THRUS (TOTAL
   COST OF $20,454,868 $20,012,600 AND
   $40,467,468 RESPECTIVELY)

U.S. GOVERNMENT BACKED MORTGAGES 11.6%
---------------------------------------

Federal National Mortgage Association                        5,685,928       5,685,928                  5,824,494       5,824,494
8.00% with various maturities to
12/1/2009

Federal Home Loan Mortgage                   19,800,000      9,000,000      28,800,000   19,478,250     8,853,750      28,332,000


Association, 6.000%, 02/15/2017

Federal Home Loan Mortgage Corp.,            15,631,012      7,000,000      22,631,012   15,367,161     6,881,840      22,249,001
6.000%, 11/15/2017

Federal National Mortgage Association,        6,600,000      3,100,000       9,700,000    6,515,388     3,060,258       9,575,646
6.000%, 01/18/2014

Federal National Mortgage Association        16,210,700      7,700,000      23,910,700   16,043,527     7,620,594      23,664,121
6.00% with various maturities to
10/1/2018

Federal National Mortgage Association,       11,224,000      5,300,000      16,524,000   11,224,000     5,300,000      16,524,000
6.500%, 03/25/2014

Federal National Mortgage Association        28,700,000      7,000,000      35,700,000   29,121,531     7,102,813      36,224,344
7.50% with various maturities to
10/1/2014

Federal National Mortgage Association,                       9,000,000       9,000,000                  9,082,969       9,082,969
8.500%, 02/01/2005

                                                                                       ==========================================
U.S. GOVERNMENT BACKED MORTGAGES TOTAL                                                   97,749,857    53,726,718     151,476,575
                                                                                       ==========================================
U.S. GOVERNMENT BACKED MORTGAGES (TOTAL
   COST OF $97,551,569 $53,809,851
   $151,361,420 RESPECTIVELY)

COLLATERALIZED MORTGAGE OBLIGATIONS 1.2%
---------------------------------------
First Bank System Inc. Series 1993-F,         3,824,677                      3,824,677    3,829,458                     3,829,458
7.153%, 11/25/2024

General Electric Capital Mortgage             3,026,742                      3,026,742    3,029,557                     3,029,557
Services, Inc., Series 1992-E, 7.000%,
1/25/2008

Residential Funding Mortgage                  2,479,580                      2,479,580    2,471,819                     2,471,819
Securities Series 1993-A5, 7.112%,
10/25/2023

Residential Funding Mortgage                  6,132,943                      6,132,943    6,109,944                     6,109,944
Securities I Inc. Series 1997-S19 A6,
6.500%, 12/25/2012

                                                                                       ==========================================
COLLATERALIZED MORTGAGE OBLIGATIONS TOTAL                                                15,440,778             0      15,440,778
                                                                                       ==========================================
COLLATERALIZED MORTGAGE OBLIGATIONS (TOTAL
   COST OF $15,697,428 $0 AND $15,697,428
   RESPECTIVELY)

FOREIGN BONDS - U.S. $ DENOMINATED 0.7%
---------------------------------------
Cadbury Schweppes, PLC, 6.250%,               9,000,000                      9,000,000    9,000,000                     9,000,000
10/4/1999

                                                                                       ==========================================
FOREIGN BONDS - U.S. $ DENOMINATED TOTAL                                                  9,000,000             0       9,000,000
                                                                                       ==========================================
FOREIGN BONDS - U.S. $ DENOMINATED (TOTAL
   COST OF $9,028,620 $0 AND $9,028,620
   RESPECTIVELY)

ASSET BACKED 20.9%
---------------------------------------

AUTOMOBILE RECEIVABLES 7.6%

BMW Vehicle Owner Trust, Series 1999 A        7,000,000      3,500,000      10,500,000    7,013,125     3,506,563      10,519,688
A4, 6.540%, 04/25/2004

Capital Automobile Receivable Asset          10,000,000      4,758,000      14,758,000    9,914,063     4,717,108      14,631,171
Trust, Series 1999-1 A2, 5.580%,
6/15/02

First Security Auto Owner Trust,             10,000,000      5,000,000      15,000,000    9,946,875     4,973,438      14,920,313
Series 1999-2 A3, 6.000%, 10/15/2003

Ford Credit Auto Owner Trust, Series         10,000,000      4,500,000      14,500,000   10,006,250     4,502,813      14,509,063
1999-D A5, 6.520%, 09/15/2003

Honda Auto Lease Trust, 6.450%,               9,900,000      4,500,000      14,400,000    9,894,586     4,497,539      14,392,125
9/16/2002

Premier Auto Trust, Series 1999-2 A4,        11,900,000      5,400,000      17,300,000   11,635,969     5,280,188      16,916,157
5.590%, 02/09/2004

World Omni Automobile Lease                  13,600,259                     13,600,259   13,608,759                    13,608,759
Securitization Trust Series 1996-B,
6.850%, 11/15/2002

                                                                                       ------------------------------------------
                                                                                         72,019,627    27,477,649      99,497,276
                                                                                       ------------------------------------------

CREDIT CARD RECEIVABLES 6.0%

Citibank Credit Card Master Trust I,         10,000,000      5,000,000      15,000,000    9,556,200     4,778,100      14,334,300
Series 1999-1 A, 5.500%, 02/15/2006

Discover Card Master Trust I, Series         10,000,000      4,500,000      14,500,000   10,021,800     4,509,810      14,531,610
1994-2 A, 5.619%, 10/16/2004

First Chicago Master Trust II, Series         9,500,000      4,500,000      14,000,000    9,514,820     4,507,020      14,021,840
1995-M A, 5.620%, 12/15/2003

MBNA Master redit Card Trust, Series         10,000,000      4,500,000      14,500,000   10,006,200     4,502,790      14,508,990
1995-E A, 5.489%, 01/15/2005


Mellon Bank Credit Card Master Trust,        14,000,000      6,000,000      20,000,000   13,995,520     5,998,080      19,993,600
5.570%, 04/15/2003

                                                                                       ------------------------------------------
                                                                                         53,094,540    24,295,800      77,390,340
                                                                                       ------------------------------------------

HOME EQUITY LOANS 1.6%

Equity Credit Corp. Home Equity Loan         14,800,000      5,000,000      19,800,000   14,626,562     4,941,406      19,567,968
Trust, Series 1999-2, Class A2F,
6.223%, 06/25/2011

Contimortgage Net Interest Margin             4,819,485                      4,819,485    1,204,871                     1,204,871
Notes, Series 1997-3, 7.230%,
7/16/2028

Old Stone Credit Corp. Home Equity              401,225                        401,225      392,573                       392,573
Loan Series 1993-1, 5.850%, 03/15/2008

                                                                                       ------------------------------------------
                                                                                         16,224,006     4,941,406      21,165,412
                                                                                       ------------------------------------------


MANUFACTURING HOUSING RECEIVABLES 5.7%

Associated Manufactured Housing Corp.         8,000,000      3,750,000      11,750,000    5,760,000     2,700,000       8,460,000
Series 1997-1 B1, 7.600%, 06/15/2028

GE Capital Mortgage Services, Inc.,          10,000,000      4,500,000      14,500,000   10,000,000     4,500,000      14,500,000
Series 1999-HE3 A2 , 7.000%, 08/25/2013

Green Tree Financial Corp. Series                            4,000,000       4,000,000                  3,128,750       3,128,750
1997-1 B1, 7.230%, 03/15/2028

Green Tree Financial Corp. Series                            8,000,000       8,000,000                  6,075,000       6,075,000
1996, 7.740%, 11/15/2028

Green Tree Financial Corp. Series                            2,600,000       2,600,000                  1,902,063       1,902,063
1997-1 B2, 7.760%, 03/15/2028

Green Tree Financial Corp. Series                            1,500,000       1,500,000                  1,117,500       1,117,500
1997-2 B2, 8.050%, 06/15/2028

Merrill Lynch Mortgage Investors Inc.,                       3,823,196       3,823,196                  3,824,381       3,824,381
"B", Series 1991-D, 9.850%, 07/15/2011

Green Tree Financial Corp., Series            9,500,000                      9,500,000    7,766,250                     7,766,250
1995-8 B1, 7.300%, 12/15/2026

Green Tree Financial Corp. Series            20,636,400                     20,636,400   16,315,654                    16,315,654
1995-3 B2, 8.100%, 08/15/2025

Green Tree Financial Corp. Series             9,998,413                      9,998,413    7,886,248                     7,886,248
1996-5 B2, 8.450%, 07/15/2027

Merrill Lynch Mortgage Investors Inc.,        3,775,875                      3,775,875    3,778,216                     3,778,216
Series 1992-B, 8.500%, 04/15/2012
                                                                                       ------------------------------------------
                                                                                         51,506,368    23,247,694      74,754,062
                                                                                       ------------------------------------------


                                                                                       ==========================================
ASSET BACKED TOTAL                                                                      192,844,541    79,962,549     272,807,090
                                                                                       ==========================================
ASSET BACKED (TOTAL COST OF $208,067,442
   $85,285,649 AND $293,353,091
   RESPECTIVELY)

CORPORATE BONDS 38.8%
---------------------------------------


CONSUMER DISCRETIONARY 1.8%

Wal-Mart Stores Inc., 5.850%,                15,000,000      8,000,000      23,000,000   14,996,850     7,998,320      22,995,170
                                                                                       ------------------------------------------
6/1/2000

Consumer Staples 7.1%

Bass America Inc., 6.625%, 03/01/2003                       10,000,000      10,000,000                  9,911,400       9,911,400

Gillette Company, 5.750%, 08/03/2001         12,000,000      7,500,000      19,500,000   11,845,920     7,403,700      19,249,620

Pepsi Bottling Holdings Inc., 5.375%,        10,000,000      5,000,000      15,000,000    9,487,000     4,743,500      14,230,500
2/17/2004

Racers-Kellogg, 5.750%, 02/02/2001           10,000,000      5,000,000      15,000,000    9,937,500     4,968,750      14,906,250

Safeway Inc., 5.875%, 11/15/2001              6,000,000      3,000,000       9,000,000    5,894,760     2,947,380       8,842,140

Sony Corp., 6.125%, 03/04/2003                              10,500,000      10,500,000                 10,383,765      10,383,765

Philip Morris Companies Inc., 6.150%,        15,000,000                     15,000,000   15,031,950                    15,031,950
3/15/2000

                                                                                       ------------------------------------------
                                                                                         52,197,130    40,358,495      92,555,625
                                                                                       ------------------------------------------

Communications 0.8%

Sprint Capital Corp., 5.875%,                11,500,000                     11,500,000   11,035,400                    11,035,400
                                                                                       ------------------------------------------
5/1/2004

Health 0.3%

Columbia/HCA Healthcare Corp., 6.410%,                       4,000,000       4,000,000                  3,961,720       3,961,720
                                                                                       ------------------------------------------
6/15/2000

Financial 19.9%

AT&T Capital Corp., 6.750%, 02/04/2002                       4,000,000       4,000,000                  3,960,000       3,960,000

AT&T Capital Corp., 6.250%, 05/15/2001       11,000,000                     11,000,000   10,892,200                    10,892,200

American Express Credit Corp. Senior                         5,000,000       5,000,000                  4,973,950       4,973,950
Note, 6.125%, 11/15/2001

Associates Corp. of North America,                           5,000,000       5,000,000                  4,973,400       4,973,400
5.850%, 01/15/2001

Associates Corp. of North America,                          15,000,000      15,000,000                 15,062,550      15,062,550
6.625%, 05/15/2001

Bank One Milwaukee N.A., 6.625%,                             5,000,000       5,000,000                  4,946,250       4,946,250
4/15/2003

BANC ONE CORP., 6.250%, 10/01/2001           10,000,000                     10,000,000    9,974,200                     9,974,200

BankAmerica Corp., 5.750%, 03/01/2004        10,000,000      5,000,000      15,000,000    9,577,300     4,788,650      14,365,950

CIT Group Holdings Inc., 6.375%,                             5,940,000       5,940,000                  5,880,184       5,880,184
8/1/2002

Capital One Bank, 6.570%, 01/27/2003          7,000,000      4,000,000      11,000,000    6,797,000     3,884,000      10,681,000

Citicorp, 8.030%, 02/15/2000                 15,000,000     10,000,000      25,000,000   15,095,100    10,063,400      25,158,500

Colonial Realty LP (REIT), 7.500%,            4,000,000                      4,000,000    3,962,920                     3,962,920
7/15/2001

Commercial Credit Co., 6.375%,                8,000,000                      8,000,000    7,957,520                     7,957,520
9/15/2002

Continental Bank N.A., 7.875%,                              12,000,000      12,000,000                 12,367,800      12,367,800
2/1/2003

EOP Operating L.P., 6.375%, 02/15/2003                       6,000,000       6,000,000                  5,813,280       5,813,280

First USA Bank, 5.850%, 02/22/2001                          10,000,000      10,000,000                  9,909,500       9,909,500

Ford Motor Credit Co., 6.500%,                8,000,000                      8,000,000    7,983,360                     7,983,360
2/28/2002

Ford Motor Credit Co., 6.125%,                               5,000,000       5,000,000                  4,887,500       4,887,500
4/28/2003

General Electric Capital Corp.,              15,000,000      6,000,000      21,000,000   14,936,700     5,974,680      20,911,380
6.020%, 05/04/2001

Home Savings of America, 6.000%,                500,000      4,000,000       4,500,000      496,385     3,971,080       4,467,465
11/1/2000

NBD Bank NA Michigan, 6.250%,                 6,500,000      3,000,000       9,500,000    6,363,955     2,937,210       9,301,165
8/15/2003

Norwest Financial Inc., 6.375%,                             10,000,000      10,000,000                  9,920,900       9,920,900
9/15/2002

Oasis Residential Inc. (REIT), 6.750%,       13,400,000                     13,400,000   12,934,886                    12,934,886
11/15/2001

Spieker Properties, Inc. (REIT),             15,000,000                     15,000,000   14,824,350                    14,824,350
6.650%, 12/15/2000

Spieker Properties, Inc. (REIT),              5,500,000                      5,500,000    5,446,980                     5,446,980
6.800%, 12/15/2001

Spieker Properties, Inc. (REIT),              3,500,000                      3,500,000    3,454,955                     3,454,955
6.950%, 12/15/2002

Susa Partnership L.P. (REIT), 7.125%,         5,400,000                      5,400,000    5,232,978                     5,232,978
11/1/2003

Pitney Bowes Credit Corp., 5.650%,                           9,000,000       9,000,000                  8,767,530       8,767,530
1/15/2003
                                                                                       ------------------------------------------
                                                                                        135,930,789   123,081,864     259,012,653
                                                                                       ------------------------------------------

Media 0.9%

Tele-Communications, Inc., 7.375%,            6,000,000                      6,000,000    6,037,380                     6,037,380
2/15/2000


Cox Communications, Inc., 6.375%,                            5,000,000       5,000,000                  4,999,900       4,999,900
6/15/2000
                                                                                       ------------------------------------------
                                                                                          6,037,380     4,999,900      11,037,280
                                                                                       ------------------------------------------


SERVICE INDUSTRIES 0.4%

USA Waste Services, Inc., 6.125%,                            5,000,000       5,000,000                  4,787,500       4,787,500
                                                                                       ------------------------------------------
7/15/2001

Manufacturing 1.4%

Champion International Corp., 9.875%,                        5,000,000       5,000,000                  5,120,450       5,120,450
6/1/2000

Xerox Corp., 5.500%, 11/15/2003              10,000,000      4,000,000      14,000,000    9,481,000     3,792,400      13,273,400


                                                                                       ------------------------------------------
                                                                                          9,481,000     8,912,850      18,393,850
                                                                                       ------------------------------------------



TECHNOLOGY   1.8%

Raytheon Co., 6.450%, 08/15/2002             15,000,000      9,000,000      24,000,000   14,857,050     8,914,230      23,771,280
                                                                                       ------------------------------------------

Energy 3.6%

Amoco Canada Petroleum Co., 7.250%,                          6,000,000       6,000,000                  6,127,560       6,127,560
12/1/2002

Anadarko Petroleum Corp., 6.750%,                            1,500,000       1,500,000                  1,478,400       1,478,400
3/15/2003

Atlantic Richfield Co., 5.550%,              12,000,000      5,000,000      17,000,000   11,580,000     4,825,000      16,405,000
4/15/2003

Enron Corp., 6.450%, 11/15/2001                             10,000,000      10,000,000                  9,938,900       9,938,900

Vastar Resources, Inc., 6.000%,              12,500,000                     12,500,000   12,533,875                    12,533,875
4/20/2010

                                                                                       ------------------------------------------
                                                                                         24,113,875    22,369,860      46,483,735
                                                                                       ------------------------------------------

METALS & MINERALS 0.1%

Alcan Aluminium Ltd., 9.625%,                 1,680,000                      1,680,000    1,761,381                     1,761,381
                                                                                       ------------------------------------------
7/15/2019

Utilities 0.7%

Detroit Edison Co., 5.930%, 02/01/2001        5,000,000       4,000,000      9,000,000    4,972,800     3,978,240       8,951,040
                                                                                       ------------------------------------------


                                                                                       ==========================================
CORPORATE BONDS TOTAL                                                                   275,383,655   229,362,979     504,746,634
                                                                                       ==========================================
CORPORATE BONDS (TOTAL COST OF $281,090,735
   $234,122,293 AND $515,213,028 RESPECTIVELY)

                                                                                       ==========================================
INVESTMENT PORFOLIO TOTAL - 100%                                                        881,213,909   420,466,710   1,301,680,619
                                                                                       ==========================================
INVESTMENT PORFOLIO (TOTAL COST OF $903,277,626
   $430,701,433 AND $1,333,979,059 RESPECTIVELY)


PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

        PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                      AS OF SEPTEMBER 30, 1999 (UNAUDITED)

                                            SCUDDER
                                          SHORT TERM              AARP HIGH               PRO FORMA                PRO FORMA
                                           BOND FUND            QUALITY BOND             ADJUSTMENTS               COMBINED
                                     ---------------------   --------------------     -------------------     --------------------
Investments, at value                       $ 881,213,909          $ 420,466,710                                   $1,301,680,619
Cash                                           10,286,114                    206                                       10,286,320
Other assets less liabilities                 (48,282,161)           (13,709,622)            $  (473,869)  (2)        (62,465,652)
                                     ---------------------   --------------------     -------------------     --------------------
Net assets                                  $ 843,217,862          $ 406,757,294             $  (473,869)          $1,249,501,287
                                     =====================   ====================     ===================     ====================

NET ASSETS

Scudder Shares                                                                                                      $ 842,985,172
AARP Shares                                                                                                         $ 406,516,115
SHARES OUTSTANDING
Scudder Shares                                 80,177,689                                                              80,177,689
AARP Shares                                                           25,862,023              12,816,960               38,678,983
NET ASSET VALUE PER SHARE
Scudder Shares                              $       10.52                                                           $       10.51
AARP Shares                                                        $       15.73                                    $       10.51


              PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
        FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                  SCUDDER
                                                 SHORT TERM              AARP HIGH              PRO FORMA               PRO FORMA
                                                  BOND FUND             QUALITY BOND           ADJUSTMENTS               COMBINED
                                             -------------------------------------------------------------------------------------
Investment Income:
  Interest income                               $ 61,607,707             27,561,273          $         --            $  89,168,980
                                             -------------------------------------------------------------------------------------
            Total Investment Income               61,607,707             27,561,273                                     89,168,980
  Expenses
     Management fees                               5,256,505              2,018,512            (1,063,177)      (3)      6,211,840
     Trustee Fees                                     40,266                 26,448               (26,448)      (4)         40,266
     All other expenses                            2,963,704              1,677,936              (500,413)      (5)      4,141,227
                                             -------------------------------------------------------------------------------------
  Total expenses before reductions                 8,260,475              3,722,896            (1,590,038)              10,393,333
  Expense reductions                                (174,411)                     -               174,411       (6)              -
                                             -------------------------------------------------------------------------------------
  Expenses, net                                    8,086,064              3,722,896            (1,415,627)              10,393,333
                                             -------------------------------------------------------------------------------------
Net investment income (loss)                      53,521,643             23,838,377             1,415,627               78,775,647
                                             -------------------------------------------------------------------------------------


Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments       (9,514,538)            (2,406,782)                   --              (11,921,320)

  Net unrealized appreciation (depreciation)
     of investments                              (32,322,073)           (16,341,158)                   --              (48,663,231)
                                             -------------------------------------------------------------------------------------

Net increase in net assets from operations      $ 11,685,032            $ 5,090,437          $  1,415,627            $  18,191,096
                                             -------------------------------------------------------------------------------------
                                             -------------------------------------------------------------------------------------

        NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                           (UNAUDITED)
                       SEPTEMBER 30, 1999

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 1999, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 1999 for Scudder Short Term Bond Fund and AARP High Quality Short Term Bond Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $232,690 and $241,179 to be borne by the Acquiring Fund and the Acquired Fund, respectively.

3. Represents reduction in management fees resulting from a new management agreement.

4.  Reduction in trustee fees resulting from the Reorganization.

5. Represents reduction in other expenses resulting from the implementation of an administrative fee contract.

6.  Represents the elimination of expense reimbursements.

                            PART C. OTHER INFORMATION

ITEM 15.    INDEMNIFICATION.

            A policy of insu rance covering Scudder Kemper Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's Trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

            Article IV, Sections 4.1 - 4.3 of Registrant's Declaration of Trust provide as follows:

                  SECTION 4.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC.

                  No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred, which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  SECTION 4.2  NON-LIABILITY OF TRUSTEES, ETC.

                  No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  SECTION 4.3  MANDATORY INDEMNIFICATION.

                  (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                        (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                        (ii) the words "claim," "action," "suit," or
                        "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (b) No indemnification shall be provided hereunder to a Trustee or officer:

                        (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                        (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                        (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                              (A) by the court or other body approving the settlement or other disposition; or

                              (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                  (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3 provided that either:

                        (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances: or

                        (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

ITEM 16.    EXHIBITS.

      (1)  (a)(1) Amended and Restated Declaration of Trust dated December 21,
                  1987 is incorporated by reference to Registrant's Registration Statement on Form N-1A, as amended (the "Registration Statement").

           (a)(2) Instrument dated September 17, 1982 Establishing and Designating Series of Shares is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (a)(3) Instrument dated September 17, 1982 Establishing and Designating an Additional Series of Shares is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (a)(4) Instrument dated March 21, 1984 Establishing and Designating an Additional Series of Shares is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (a)(5) Certificate of Amendment of Declaration of Trust dated June 29, 1989 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (a)(6) Amendment of Establishment and Designation of Additional Series of Shares dated June 29, 1989 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (a)(7) Abolition of series by the Registrant dated June 29, 1989 on behalf of the U.S. Government 1990 Portfolio is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (a)(8) Abolition of series by the Registrant dated June 29, 1989 on behalf of the General 1990 Portfolio is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (a)(9) Abolition of series by the Registrant on behalf of the Scudder Zero Coupon 1995 Fund, dated July 15, 1992 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (a)(10)Redesignation of Series of Registrant dated March 7, 1990 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (a)(11)Certificate of Amendment of Declaration of Trust dated July 2, 1991 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

     (2)   (b)(1) By-Laws of the Registrant dated as of September 17,
                  1982 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (b)(2) Amendment to the By-Laws of Registrant as of March 5, 1984 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (b)(3) Amendment to the By-Laws of Registrant as of October 1, 1984 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (b)(4) Amendment to the By-Laws of Registrant as of December 12, 1991 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (b)(5) Amendment to the By-Laws of the Registrant dated September 17, 1992 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

      (3)         Inapplicable.

      (4) Agreement and Plan of Reorganization filed as Exhibit A to Part A hereof.

      (5)         Inapplicable.

      (6)  (d)(1) Investment Management Agreement between the Registrant, on behalf of Scudder Short Term Bond Fund, and Scudder Kemper Investments, Inc. dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

           (d)(2) Investment Management Agreement between the Registrant, on behalf of Scudder Zero Coupon 2000 Fund, and Scudder Kemper Investments, Inc. dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

     (7)   (e)(1) Underwriting Agreement between the Registrant and
                  Scudder Investor Services, Inc. dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

     (8)          Inapplicable.

     (9)   (g)(1) Custodian Agreement between the Registrant and State Street
                  Bank and Trust Company ("State Street Bank") dated December 17, 1982 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (g)(2) Fee schedule for Custodian Agreement between the Registrant and State Street Bank is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (g)(3) Amendment to the Custodian Agreement between the Registrant and State Street Bank dated September 14, 1987 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (g)(4) Amendment to the Custodian Agreement between the Registrant and State Street Bank dated September 16, 1988 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (g)(5) Amendment to the Custodian Agreement between the Registrant and State Street Bank dated December 13, 1990 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

     (10)         Inapplicable.

     (11)         Opinion and Consent of Dechert Price & Rhoads filed herein.

     (12) Opinion and Consent of Willkie Farr & Gallagher to be filed by post-effective amendment.

     (13)  (h)(1) Transfer Agency and Service Agreement with fee schedule between the Registrant and Scudder Service Corporation dated October 2, 1989 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (h)(2) Revised fee schedule dated October 1, 1995 for Exhibit 9(a) is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

           (h)(3) Revised fee schedule dated October 1, 1996 for Exhibit 9(a) is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

           (h)(4) COMPASS Service Agreement with Scudder Trust Company dated October 1, 1995 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

           (h)(5) Revised fee schedule dated October 1, 1996 for Exhibit 9(h)(4) is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

           (h)(6) Shareholder Services Agreement between the Registrant and Charles Schwab & Co., Inc. dated June 1, 1990 is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

           (h)(7) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Short Term Bond Fund, and Scudder Fund Accounting Corporation dated July 19, 1995 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement.

           (h)(8) Agreement and Plan of Reorganization dated November 9, 1998 by and between the Registrant and Scudder Short Term Bond Fund and Scudder Zero Coupon 2000 Fund is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

     (14)         Consent of PricewaterhouseCoopers LLP filed herein.

     (15)         Inapplicable.

     (16)         Powers of Attorney filed herein.

     (17)   Form of Proxy filed herein.


ITEM 17.    UNDERTAKINGS.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for C-8 350 reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Scudder Funds Trust has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 3rd day of March, 2000.

                               SCUDDER FUNDS TRUST


                               By: /s/ Linda C. Coughlin
                                  ---------------------------
                               Title: President
                                    -------------------------


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                      TITLE                       DATE
         ---------                      -----                       ----

/s/ Linda C. Coughlin           President & Trustee             March 3, 2000
----------------------
Linda C. Coughlin

/s/ Henry P. Becton, Jr.*              Trustee                  March 3, 2000
-------------------------
Henry P. Becton, Jr.

/s/ Dawn-Marie Driscoll*               Trustee                  March 3, 2000
------------------------
Dawn-Marie Driscoll

/s/ Peter B. Freeman*                  Trustee                  March 3, 2000
---------------------
Peter B. Freeman

/s/ George M. Lovejoy, Jr.*            Trustee                  March 3, 2000
---------------------------
George M. Lovejoy, Jr.

/s/ Welsey W. Marple, Jr.*             Trustee                  March 3, 2000
--------------------------
Welsey W. Marple, Jr.

/s/ Kathryn L. Quirk*         Trustee, Vice President &         March 3, 2000
---------------------            Assistant Secretary
Kathryn L. Quirk

/s/ Jean C. Tempel*                    Trustee                  March 3, 2000
-------------------
Jean C. Tempel

/s/ John R. Hebble             Treasurer (Principal Financial   March 3, 2000
-------------------               and Accounting Officer)
John R. Hebble

*By:  /s/ Sheldon A. Jones                March 3, 2000
      --------------------
      Sheldon A. Jones
      Attorney-in-fact

*Executed pursuant to powers of attorney filed with the Registrant's Registration Statement on Form N-14 as filed with the Commission electronically herewith.